EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit        Description of Document
Number

EX-99.a1 Articles of Incorporation of Twentieth Century World Investors, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century World Investors, Inc. dated August 10, 1993 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 1998 and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century World Investors, Inc., dated November 8, 1993 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.a4 Articles Supplementary of Twentieth Century World Investors, Inc., dated April 24, 1995 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century World Investors, Inc., dated March 11, 1996 (filed as a part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

Ex-99.a6 Articles Supplementary of Twentieth Century World Investors, Inc. dated September 9, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 1998 and incorporated herein by reference).

EX-99.a7 Articles of Amendment of Twentieth Century World Investors, Inc. dated December 2, 1996 (filed as a part of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 31, 1997 and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century World Mutual Funds, Inc. dated December 2, 1996 (filed as a part of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 31, 1997 and incorporated herein by reference).

EX-99.a9 Articles Supplementary of American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed November 13, 1998 and incorporated herein by reference).

EX-99.a10      Articles Supplementary of American Century World Mutual Funds,
               Inc. dated February 16, 1999 (filed as a part of Post-Effective
               Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242 on March 31, 1999 and incorporated herein by reference).

EX-99.a11      Articles Supplementary of American Century World Mutual Funds,
               Inc. to be filed by amendment.

EX-99.b1 By-Laws of Twentieth Century World Investors, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

Ex-99.b2 Amendment to By-Laws of American Century World Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed November 13, 1998 and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. dated December 1, 1998 (filed as a part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242 on March 31, 1999 and incorporated herein by reference).

EX-99.d3 Addendum to Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc., to be filed by amendment.

EX-99.e1 Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor, Inc. dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed November 13, 1998 and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor,
               Inc. dated January 29, 1999 (filed electronically as Exhibit e4 to Post-Effective Amendment No. 28 on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed December 28, 1998, and incorporated herein by reference).

EX-99.e5 Amendment No. 4 to Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor, Inc. dated July 30, 1999 (filed as a part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6 Amendment No. 5 to Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor, (filed as a part of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.e7 Amendment No. 6 to Distribution Agreement between American Century World Mutual Funds, Inc. and Funds Distributor, (to be filed by Amendment).

EX-99.e8 Distribution Agreement between American Century World Mutual Funds, Inc. and American Century Investment Services, Inc.,(filed as a part of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 2000, and incorporated herein by reference).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 6, 1996 (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed February 7, 1997, and incorporated herein by reference).

EX-99.g2 Master Agreement by and between Twentieth Century Services, Inc. and Commerce Bank, N. A. dated January 22, 1997 (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century World Investors, Inc. and Twentieth Century Services, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.h2 Supplemental Agreement dated July 30, 1999, by and between American Century International Discovery Fund, American Century Emerging Markets Fund and American Century Global Growth Fund and The Chase Manhattan Bank, (filed as a part of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 2000, and incorporated herein by reference).

EX-99.h3 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent dated as of December 21, 1999 (filed electronically as a part of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734 filed on December 29, 1999, and incorporated herein by reference).

EX-99.i        Opinion and Consent of Counsel to be filed by amendment.

EX-99.j Power of Attorney dated February 19, 1999 (filed electronically as a part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 31, 1999, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed July 17, 1997 and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed February 26, 1998 and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed June 26, 1998 and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement of the Registrant, File No. 33-39242, filed November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as a part of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed February 26, 1999 and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated July 30, 1999 (filed as a part of Post-Effective Amendment No. 16 on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999 and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (filed as a part of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9 Amendment No. 8 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class), to be filed by amendment.

EX-99.m10      Shareholder Services Plan of Twentieth Century Capital
               Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
               Century Strategic Asset Allocations, Inc. and Twentieth Century
               World Investors, Inc. (Service Class) dated September 3, 1996
               (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
               Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.o2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.o3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.o4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.o5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement of the Registrant, File No. 33-39242, filed November 13, 1998, and incorporated herein by reference).

EX-99.o6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as a part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.o7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed as a part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.o8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.o9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc., to be filed by amendment.

EX-99.p1 American Century Investments Code of Ethics (filed as a part of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 2000, and incorporated herein by reference).

EX-99.p2 Funds Distributor, Inc. Code of Ethics (filed as a part of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 2000, and incorporated herein by reference).